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                                  EXHIBIT 10.3

                   PLAYER CONTRACT FOR A-LEAGUE PROFESSIONALS



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                                 SAN DIEGO FLASH
                      STANDARD PLAYER CONTRACT FOR A-LEAGUE
                                  PROFESSIONAL
                              PLAYERS (U. S. TEAMS)
                                    USL, INC.
                       14497 North Dale Mabry, Suite # 201
                              Tampa, Florida 33618
                     Phone (813) 963-3909 Fax (813) 963-3807
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         THE PARTIES TO THIS CONTRACT, dated July , 2000, are San Diego
Soccer Development Corporation, A California Corporation (SDSDC), d.b.a. The San Diego Flash Professional Soccer Club (hereinafter called the "Club"), and PLAYER (hereinafter called "Player").

The parties hereby agree as follows:

1.  TERM.

This contract covers one (1) playing seasons, and will begin on July 17, 2000 and end on October 31, 2000, unless terminated or renewed as specified below.

    OPTION (See Part 14 for definition) Option will begin on November 1, 2000 and end on October 31, 2001.

2.  COMPENSATION.

    Club agrees to pay Player the compensation described in Addendum B attached to this Contract at such times as are called for in Addendum B.

3.  PLAYER REPRESENTATIONS.

    As an inducement for Club to enter into this Player Contract, Player represents to Club that:

    (a) At the time Player signs this Player Contract, Player is not under contract or contractual obligation to any other soccer club or soccer league to perform services as a Player, and is under no contractual or other restrict ions that would prohibit him from entering into and carrying out his obligations under this Player Contract.

    (b) Player does not, directly or indirectly, own any stock or have any other financial interest in the ownership or earnings of any Club, other than the club for which he plays, in this league. If player holds interest, then he must disclose this financial interest, currently or in the future, in an addendum to this contract. Any ownership/financial interest claim will be invalidated by the league if said addendum is not properly filed.

    (c) Player's name as set forth in this Player Contract and in his signature to this Contract is his proper and legal name and is not a fictitious or assumed name; and

    (d) Player resides in the United States legally and Player is not in violation of the immigration laws of the United States.

4.  PLAYER OBLIGATIONS.

    Club hereby retains Player as a skilled player to render, and Player agrees to render, skilled services as a soccer player during the term of this Player Contract, including Club's training season, exhibition games, regular season and playoff games.

    Player shall comply with all reasonable rules and regulations previously or hereafter established by Club and League. Failure by Player to comply with any rule or regulation shall be grounds for Club to terminate this player Contract in its sole discretion in accordance with Paragraph 12. In addition to said rules and regulations Player agrees to the following:

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    (a)  Player shall attend all training or practice sessions as called by the Coach or Club unless the Coach or Club excuses Player's attendance;

    (b) Player shall attend all exhibition games held during, prior to and after the season, all regular season games and all playoff games unless excused by Coach or Club;

    (c) Player shall cooperate with Club and participate in any and all promotional activities of Club or the U.S.L. Inc., which in the sole opinion of Club, will promote the welfare of Club, U.S.L. Inc. or of the sport of soccer; Club shall reimburse Player for reasonable out-of-pocket expenses incurred by Player in connection with said promotional activities required of Player.

    (d) Player shall report to Club in good physical condition and shall keep himself throughout the term of the contract in good physical condition;

    (e) Player shall give his best services as well as his loyalty to Club, and shall play soccer only for Club and Club's permitted assignees during the term of this Player Contract;

    (f) Player shall conduct himself on and off the field according to the highest standard of honesty, morality, fair play and sportsmanship and shall not do anything which is detrimental to the best interest of Club or league;

    (g) Player shall wear or use only the uniform, equipment and gear provided to Player by Club. Player shall not alter or disfigure these items. Player shall return, upon request of Club, all uniforms, equipment and gear so provided at termination of this Contract or end of the playing season, whichever occurs first. Player shall not wear or use any personal equipment item, article of apparel or any other item with or upon his uniform or person that is not approved by Club or is not in compliance with rules and regulations of League.

    (h) Player shall be liable to Club for fines levied against Club by league on account of misconduct by Player. Club shall have the right to institute a schedule of player fines to ensure compliance with club's rules and regulations provided that (a) said fines are reasonable in relation to player salaries; (b) the league has approved said schedule of fines prior to the club's

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preseason training ; and (c) that Club has distributed said schedule of fines to each player prior to preseason training.

    (I) Player agrees to refrain from the use, possession and distribution of illegal drugs. Player agrees to comply with reasonable testing procedures established by Club and League to determine Player's use of illegal drugs.

5.  CLUB OBLIGATIONS.

    Club shall operate a professional soccer team in the professional division of the U.S.L.. Should Club fail to operate a club in the U.S.L.'s professional divisions this contract shall be terminated. Club also agrees to the following:

    (a)  Club shall supply uniform, equipment and gear to Player.

    (b) Club shall provide reasonable transportation, lodging and meals to Player while Club is playing "on the road" if Player is on Club's active roster for the "road" game and if Player is required to remain "on the road" overnight.

6.  PARTICIPATION IN OTHER ACTIVITIES.

    Player and Club acknowledge and agree that Player's participation in certain other sports or physical activities may impair or destroy his ability and skill as a soccer player. Player agrees to seek consent of Club prior to engaging in such other sports or physical activities.

7.  PLAYER'S FITNESS TO PLAY.

    Player agrees to disclose to Club any previous injury or any limitation to his physical ability to play soccer.

8.  PLAYER'S LIKENESS.

    Player shall permit his picture to be taken for still photographs, videos, motion pictures or television at such times and at such places as the Club may designate, and to use his name in connection therewith; he shall also permit his name, portrait, picture and voice to be used by Club and the League on all writings or audiovisual displays relating to promotional, endorsement and publicity activities, and all rights to the foregoing shall belong exclusively to the Club. The Club may assign such rights, for its sole benefit, during the life of this Agreement. Player further agrees that during the term of this Player Contract he will not make public appearances, participate in radio or television programs, permit his picture to be taken while in Club's uniform, sponsor or permit his name or likeness to be used in conjunction with any commercial purpose, or write or sponsor any newspaper, magazine, or any other article for publication without the express written consent of Club.

9.  EQUITABLE RELIEF.

    Player represents that he possesses unique knowledge and skill as a soccer player and that his services to be rendered hereunder are of an unusual and extraordinary character with peculiar value which cannot be adequately compensated for in damages at law. Any breach of this Contract by Player would cause the Club irreparable injury. Therefore, the Club shall be entitled (in addition to its other remedies) to enjoin Player from taking or continuing any course of conduct which would or might constitute a breach of this Contract.

10. RIGHT TO ASSIGN.

    Club may assign this Player Contract to any other soccer club in the United States or the League, or to any other soccer club in a F.I.F.A. member nation, but Club must have consent of Player for international transfer. In addition, if Club decides to sell its franchise to any other individual or entity, Club shall be entitled to assign this Player Contract to any such individual or entity.

11. MAJOR LEAGUE SOCCER.

    Player may be released to or called up by Major League Soccer (MLS) during the duration of this Contract.

    (a) If Player is released by Club to MLS any time prior to commencement of D3 Pro League or A-League season and is then subsequently released by MLS within one (1) year of signing with MLS then Club shall have a right of first refusal to resign player after MLS release. Club shall have the right to match any bona fide third party offer to Player. PLAYER MAY BE TEMPORARILY RELEASED TO MLS COMBINE IF PLAYER IS

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DRAFTED BY MLS, PLAYER SHALL HONOR THE TERMS HEREIN.

    (b) If Player is called up on loan to MLS club, he shall be paid by MLS at his U.S.L. contract compensation rate. Club shall have no obligation to pay player during any call-up period. Player shall be covered by MLS worker's compensation insurance during any MLS call-up period at the U.S.L. compensation rate.

12. TERMINATION BY PLAYER.

    Player may terminate this Contract in the event of a material breach of the duties and obligations by Club if he notifies Club and League in writing, via certified mail, of the breach and Club fails to remedy the breach within seven (7) days. Club shall, within seven (7) days, either: (1) cure breach; or (2) release Player from contract and registration; or (3) submit evidence to the League Commissioner, with copy to Player, disputing that Club is in breach of this Contract. Termination of this Contract by Player shall not relieve Club of legal obligation for past compensation due.

13. TERMINATION BY THE CLUB.

    The Club may terminate this Contract upon written notice to Player at any time. After such termination Club shall be under no further obligation to Player for payment of future contract payments.

14. DISPUTE RESOLUTION.

    (a) The parties agree that all disputes relating to or arising out of this Contract or the Player's relationship with the Team or League including, but not limited, disputes related to compensation, benefits, discipline, or the termination of this Contract shall first be presented to the Commissioner of the League, pursuant to the League Bylaws. After a final decision by the League has been issued, such decision may be appealed

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only to the United States Soccer Federation (USSF) or Canadian Soccer
Association (CSA) in accordance with the Bylaws, Rules, and Regulations.

    (b) The Player and the Club agree that the mechanism and appeals process provided for in subparagraph (a) above is the sole and exclusive remedy for resolving any dispute between them.

    (c) The Player and the Club agree that if either of them brings an action in any court of law or other forum to enforce rights hereunder, such action shall be barred as a result of the exclusive remedy provided in subparagraph (a) above, and the prevailing party in any such action shall be entitled to recover its costs and expenses, including reasonable attorneys' fees, incurred in connection with such lawsuit or proceeding.

15. RENEWAL OF OPTION/TENDER OF NEW CONTRACT.

    Club has the further option of extending this contract for up to one year at a minimum 10% salary increase, all other terms and conditions will remain as stated herein.

    Within THIRTY (30) days after the date specified for termination in paragraph 1, the Club shall send written notice to Player of such desire to extend this Agreement. If such notice is sent, the contract shall automatically be extended for the twelve (12) months immediately following the expiration of the original term on the terms contained herein; provided however that the salary to be paid during the twelve (12) month option period shall be in an amount to be negotiated in good faith by the parties hereto. If the parties cannot reach agreement within thirty (30) days of such notice on a new salary, the salary for the option period shall be automatically set at an amount ten percent (10%) greater than the salary set forth in Addendum B hereto. Provided, however, that this agreement may be renewed in this manner only for one season following the last season covered by this Agreement. Nothing in this paragraph shall be construed to obligate Club to offer Player any new contract for the succeeding season.

16. METHOD OF GIVING NOTICE

    Any notice, request, demand, approval, or consent required or permitted under this Contract to be given by one party to the other, shall be in writing, and shall be deemed sufficiently given if delivered in person or mailed (first class) postage prepaid, to such other party at his or its address set forth in this Contract or to such other address as such other party may previously have furnished to the sender in writing.

17. AMENDMENTS.

    This Contract represents the entire Player Contract of the parties and supersedes all prior and contemporary oral or written statements, representations and negotiations by the parties and can be amended only by a written amendment signed by Player and a duly authorized representative of the Club. Such an amendment may be made in the form of an addendum to this agreement signed by both parties.

18. GOVERNING LAW

    This Agreement shall be governed by and construed in accordance with the laws of the State of California.

19. DISCLOSURE.

    Player agrees not to disclose any terms of this Contract to any other party. Any such disclosure shall be considered to be a breach of this Contract. Breach of this paragraph by Player may result in the levying of a fine by the Club, suspension, termination of this Contract, or any combination of the above.

20. CAMPS, CLINICS, AND OTHER NON-CLUB ACTIVITIES.

    The Player agrees that the operation or conduction of any soccer camps, coaching of youth teams, clinics or other promotional activities within the geographic territory of this Club is the sole right of the Club. The Player agrees that he will not participate in any fashion in other camps, youth team coaching, clinics or other promotional activities unless he requests and receives permission in advance in writing from the Club for such participation. This shall not apply to any camps that the Player has operated or teams that he has coached prior to his signing a professional contract with this Club.

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21. NATIONAL TEAMS.

    Subject to the approval of the Player, the Club agrees to release the Player upon request in writing by the United States Soccer Federation (USSF) to play in any International Game (qualifications and final tournament matches for FIFA and CONCACAF tournaments and preparation matches for such tournaments). The release of such Player must be approved in writing by the Club and by the Commissioner of the U.S.L. Inc., which approval shall not be unreasonably withheld. The Club and the Commissioner shall consider all of the circumstances of such request including but not limited to the number of Players requested from each Club, schedule, injuries to Player and such other relevant concerns as may apply to the Player and the Club. The USSF shall be responsible for all such Player's expenses and enumeration, if any, to be paid to the Player. The Club shall under no circumstance be responsible to pay the Player's expenses or salary during the time the Player is unable to perform his customary duties for the Club including time lost as a result of injuries sustained in training or in matches for the USSF.

22. CLUB EXPENSES.

    The player shall not be entitled to incur any expenses on behalf of the Club without the express written permission of an Officer of the Club.

23. AGREEMENT.

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If Player employed an agent incident to this Agreement, Player agrees that
Player is solely responsible for the cost of same.I HAVE READ AND FULLY UNDERSTAND THE TERMS OF THE "STANDARD PROFESSIONAL PLAYER CONTRACT."

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          PLAYER                           DATE

PLAYER

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       SAM KALOUSTIAN                      DATE
FOR S.D.S.D.C

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SAN DIEGO FLASH PRO SOCCER

1.  Player Information:


    Name              (First)           (Middle)             (Last)


    Street Address


    City               State              Zip                Citizenship


    Social Security No.            Telephone No.             Date of Birth



EXECUTION OF THIS CONTRACT

By affixing their signatures below, Player and Club indicate their understanding of, and agreement to, all of the provision of this Contract, including all Addenda and any other attachments.

CLUB DATE AND SIGN HERE

By:
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                            SAM KALOUSTIAN

Date:
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Title:   Vice-President, San Diego Soccer Development Corp.
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Address: 2123 Garnet Avenue, Suite B, San Diego, California, 92109
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PLAYER, Player Signature                                           Date

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                                   ADDENDUM B

Current Compensation

I.  SALARY-BASED COMPENSATION:

    A.  Club shall pay to Player for services rendered the following salary:

        2000 Season          $2700 per month Base Salary for Regular Season
                             ----------------------------------------------
                             from July 17, 2000 through August 31, 2000
                             ------------------------------------------

    B. Payment Schedule. This salary shall be paid in bi-weekly payments according to Club payroll procedures. Players are not entitled to salary advances.

        If the Club qualifies for the playoffs or the regular season extends beyond August of 2000, Player shall receive Ninety Dollars for each day the Club continues to play or remains in playoff contention after August 31, 2000 and shall be paid on a bi-weekly basis in accordance with Club payroll procedures.

    C.  PERFORMANCE-BASED COMPENSATION  (IF NONE, ENTER "NONE")

             Club shall pay to Player for services rendered compensation based on the performance of Player or of Club as follows (attach additional pages if necessary):

        In addition to the base salary above Club shall pay to Player the following:

        * $75.00 For each match player plays at least 45 minutes and the Club wins during the A-League regular season and playoffs

        * $25.00 For each match player starts during the A-League regular season and playoffs.

        Performance based compensation does not apply to any exhibition matches or any international friendly matches that may be scheduled by the Club from time to time during the 2000 Season.

    D.  OTHER COMPENSATION OR ALLOWANCES:

        * Player shall receive $75 per month for health insurance coverage. Due to the number of prerequisite months required for Player's employment to be qualified for Club's health insurance, Club shall compensate Player the listed sum so that Player could obtain immediate medical insurance.

        * Player shall receive furnished residential accommodations from July 17, 2000 through the end of this contract's term valued at $850 per month. Player will be responsible for his own utilities and phone billings.



                              EMPLOYMENT     _______________     _______________
                              AGREEMENT          EMPLOYER            EMPLOYEE

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        *  Player will receive up to $300 for mileage allowance for driving his leased vehicle to San Diego from Washington D.C. The number is calculated on 3000 miles multiplied by .10 per mile.

Dated:                        Player's Name:        PLAYER
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      Player's Signature:
                         -----------------------------------------

Dated:                        Club Representative: SAM KALOUSTIAN
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      Representative's Signature:
                                 ---------------------------------



                              EMPLOYMENT     _______________     _______________
                              AGREEMENT          EMPLOYER            EMPLOYEE